UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): October 14, 2022

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2022, Essential Utilities, Inc., a Pennsylvania corporation (the “Company”), entered into sales agreements (each, a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Barclays Capital Inc. (“Barclays”), RBC Capital Markets, LLC (“RBC Capital Markets”), TD Securities (USA) LLC (“TD Securities”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Robert W. Baird & Co. Incorporated and Janney Montgomery Scott LLC (each, a “Sales Agent” and, collectively, the “Sales Agents”) and, as applicable, the relevant Forward Purchaser (as defined below), pursuant to which shares (the “Shares”) of the Company’s common stock, par value $0.50 per share (the “Common Stock”), having an aggregate gross sales price of up to $500,000,000 (the “Maximum Amount”) may be offered and sold from time to time through the Sales Agents, acting as the Company’s sales agents or, if applicable, as Forward Sellers (as defined below), or directly to the Sales Agents as principals for their own accounts, in each case pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-255235).

The Company may in the future sell the Shares in amounts and at times to be determined by the Company from time to time, subject to the terms and conditions of the Sales Agreements, but is not obligated to sell any Shares under the Sales Agreements. No assurances can be given that the Company will sell any Shares under the Sales Agreements or, if it does in the future, as to the price or amount of Shares that it sells or the dates when such sales will take place, except as otherwise provided in the Sales Agreements. The timing and amount of any sales in the future will be determined by a variety of factors considered by the Company.

Subject to the terms and conditions of the Sales Agreements, the Sales Agents, whether acting as the Company’s sales agents or as Forward Sellers, will use their commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell the Shares that may be designated by the Company (if acting as the Company’s sales agents) and the Shares borrowed by the relevant Forward Purchasers pursuant to the relevant Sales Agreements (if acting as Forward Sellers). Sales, if any, of the Shares made through the Sales Agents, as the Company’s sales agents, or as Forward Sellers pursuant to the Sales Agreements, may be made in “at-the-market” transactions (as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”)), including sales made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, to or through a market maker, through an electronic communications network, in negotiated transactions, in any manner permitted by applicable law, or as otherwise agreed between the Company and any Sales Agent or Forward Seller.

Under the terms of the Sales Agreements, the Company also may sell Shares to any Sales Agent as principal for its own account. If the Company sells Shares to any Sales Agent as principal, it will enter into a separate terms agreement (each, a “Terms Agreement”, and collectively, the “Terms Agreements”) setting forth the terms of such transaction.

The Sales Agreements contemplate that, in addition to the issuance and sale by the Company of Shares to or through the Sales Agents as the Company’s sales agents or as principals, the Company may enter into separate forward sale agreements (each, together with any related pricing supplement, a “Forward Sale Agreement” and collectively, the “Forward Sale Agreements”), with any of Barclays Bank PLC, Royal Bank of Canada, The Toronto-Dominion Bank and Wells Fargo Bank, National Association (in such capacity, each, a “Forward Purchaser” and collectively, the “Forward Purchasers”). If the Company enters into a Forward Sale Agreement with any Forward Purchaser, the Company expects that such Forward Purchaser, acting in accordance with the mutually accepted instructions related to such Forward Sale Agreement, will attempt to borrow and sell, through the relevant Sales Agent, acting as sales agent for such Forward Purchaser, Shares to hedge such Forward Purchaser’s exposure under such Forward Sale Agreement. In this Current Report, a Sales Agent, when acting as sales agent for the relevant Forward Purchaser, is referred to as, individually, a “Forward Seller” and collectively, the “Forward Sellers”. Unless otherwise expressly stated or the context otherwise requires, references herein to the “related” or “relevant” Forward Purchaser mean, with respect to any Sales Agent, the affiliate of such Sales Agent that is acting as Forward Purchaser or, if applicable, such Sales Agent acting in its capacity as Forward Purchaser.

In no event will the aggregate gross sales price of Shares sold by the Company to or through the Sales Agents, acting as sales agents for the Company or as principals, and by the Forward Purchasers through the Forward Sellers, exceed the Maximum Amount.

The net proceeds the Company will receive from the sale of Shares through a Sales Agent on its behalf pursuant to one or more of the separate Sales Agreements or to a Sales Agent acting as a principal will be the gross proceeds received from such sales less the compensation paid to the Sales Agents and any other costs the Company may incur in issuing and/or selling the Shares; provided, however, that the Company will not initially receive any proceeds from any sale of Shares borrowed by a Forward Purchaser and sold through a Forward Seller. The Company expects to fully physically settle each Forward Sale Agreement, if any, with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive, subject to certain adjustments, aggregate net cash proceeds at settlement equal to the number of shares of the Company’s common stock underlying such Forward Sale Agreement multiplied by the then-applicable forward price per share. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds and the Company may owe cash (in the case of cash settlement) or shares of its common stock (in the case of net share settlement) to the relevant Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe Shares to the relevant Forward Purchaser.

The compensation to each Sales Agent will be a mutually agreed commission equal to 1.00% of the gross sales price of all the Shares sold through it as the Company’s sales agent pursuant to the applicable Sales Agreement. The compensation to each Sales Agent acting as a Forward Seller will be a mutually agreed commission in the form of a reduction to the initial forward price under the related Forward Sale Agreement that will be an effective per Share commission of 1.00% of the volume-weighted average price per Share at which the Shares are sold pursuant to such Forward Sale Agreement.

The Company intends to use the net proceeds from any sales of Shares to or through the Sales Agents (as the Company’s sales agents or principals) and the net proceeds, if any, from the settlement of any Forward Sale Agreements for general corporate purposes, including for working capital, capital expenditures, water and wastewater utility acquisitions and repaying outstanding indebtedness.

The Company, any Sales Agent or any Forward Purchaser may at any time suspend an offering of Shares pursuant to the terms of the applicable Sales Agreement. The offering of Shares pursuant to any Sales Agreement will terminate upon the earlier of (i) the sale of the Shares under the Sales Agreements (including Shares sold by the Company to or through the Sales Agents and borrowed Shares sold through the Sales Agents, acting as Forward Sellers) and the Terms Agreements, if any, having an aggregate gross sales price equal to the Maximum Amount and (ii) with respect to a particular Sales Agreement, the termination of such Sales Agreement by the Company or by the applicable Sales Agent or Forward Purchaser as permitted therein.

The above summary is qualified in its entirety by reference to, as applicable, the form of Sales Agreement (which includes as an exhibit thereto the form of Forward Sale Agreement) filed as Exhibit 1.1 hereto, incorporated herein by reference.

The opinion of Ballard Spahr LLP, relating to the validity of the Common Stock offered and sold pursuant to the Sales Agreements, is filed herewith as Exhibit 5.1.

Certain of the Sales Agents, Forward Purchasers and their respective affiliates are also lenders and/or agents under the Company’s and its subsidiaries’ revolving credit facilities and receive customary fees and expenses in connection therewith. To the extent the Company uses proceeds from this offering to repay indebtedness under its or its subsidiaries’ revolving credit facilities, such Sales Agents, Forward Purchasers and/or affiliates may receive proceeds from this offering.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which generally include words such as “believes,” “expects,” “estimates,” “anticipates,” “plans,” “future,” “potential,” “probably,” “predictions,” “intends,” “will,” “continue,” “in the event” or the negative of such terms or similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this Current Report. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including, without limitation, disruptions in the global economy; financial and workforce impacts from the COVID-19 pandemic; geopolitical forces; the continuation of the Company’s growth-through-acquisition program; the Company’s continued ability to adapt itself for the future and build value by fully optimizing company assets; general economic business conditions; the Company’s ability to fund needed infrastructure; housing and customer growth trends; unfavorable weather conditions; the success of certain cost-containment initiatives; changes in regulations or regulatory treatment; availability and access to capital; the cost of capital; disruptions in the credit markets; the success of growth initiatives; the Company’s ability to successfully close municipally owned systems presently under agreement; the Company’s ability to continue to deliver strong results; the Company’s ability to continue to pay its dividend, add shareholder value and grow earnings; municipalities’ willingness to privatize their water and/or wastewater utilities; the Company’s ability to control expenses and create and maintain efficiencies; the Company’s ability to acquire municipally owned water and wastewater systems listed in its “pipeline”; and other factors discussed in this Current Report on Form 8-K and in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022, and in our Quarterly Reports on Form 10-Q for the three months ended March 31, 2022 and June 30, 2022, which were filed with the SEC on May 10, 2022 and August 9, 2022, respectively, and the prospectus supplement filed October 14, 2022. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation - and expressly disclaims any such obligation - to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Form of Sales Agreement, dated October 14, 2022, among Essential Utilities, Inc. and each Sales Agent
5.1	Opinion of Ballard Spahr LLP
23.1	Consent of Ballard Spahr LLP (included as part of Exhibit 5.1)
99.1	Form of Forward Sale Agreement, by and between Essential Utilities, Inc. and a Forward Purchaser (included as part of Exhibit 1.1)
104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

Dated: October 14, 2022	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President and General Counsel